SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 31, 2006

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

4200 Dahlberg Drive, Suite 100 Golden Valley, MN 55422-4837

(Address of Principal Executive Offices)  (Zip Code)

(612) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                       Entry Into Material Definitive Agreement.

On April 4, 2006, Winmark Corporation (“Winmark”) amended its Securities Purchase Agreement with BridgeFunds Limited to extend its commitment to purchase one senior subordinated promissory note valued at $500,000 (the “Note”) until July 14, 2006.  The Note is Winmark’s final installment in its commitment to lend $2.0 million to BridgeFunds Limited at an annual rate of 12% pursuant to several senior subordinated promissory notes.  BridgeFunds Limited advances funds to claimants involved in civil litigation to cover litigation expenses.

The foregoing description of the Amendment Number One to the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full agreement attached hereto as Exhibit 10.1.

The information set forth in Item 2.03 with respect to the Company’s amendment to its line of credit is incorporated herein by reference.

Item 2.03                       Creation of a Direct Financial Obligation.

On March 31, 2006, Winmark Corporation and its subsidiaries (collectively, the “Company”) entered into a Second Amendment (the “Amendment”) to its $15,000,000 line of credit with LaSalle Bank National Association (as amended, the “Credit Facility”).  The Amendment, among other things, extends the term of the Credit Facility until March 31, 2010, and allows the Company to increase its obligations under the Credit Facility over time to up to $25,000,000 provided that certain conditions are met. The facility has a borrowing base that is equal to two times the Earnings Before Interest Taxes, Depreciation and Amortization (“EBITDA”) of the Company’s franchising and corporate segments plus 90% the amount of eligible leased assets.  As a result of the Amendment, certain financial covenants in the Credit Facility have changed, including (i) minimum tangible net worth; (ii) minimum interest coverage ratio; and (iii) maximum senior leverage ratio. The line of credit will be used for growing the Company’s leasing business, stock repurchases and for general corporate purposes.

The foregoing description of the Second Amendment to the Company’s revolving line of credit does not purport to be complete and is qualified in its entirety by reference to the full agreement attached hereto as Exhibit 10.2.

Item 9.01               Financial Statements and Exhibits.

(a)         Financial statements:  None

(b)         Pro forma financial information:  None

(c)         Shell Company Transactions.  None

(d)         Exhibits:

2

10.1	Amendment Number One to Securities Purchase Agreement between Winmark Corporation and BridgeFunds Limited, dated April 4, 2006.

10.2	Second Amendment to Credit Agreement between Winmark Corporation, Winmark Capital Corporation, Wirth Business Credit, Inc., Grow Biz Games, Inc. and LaSalle Bank, N.A., dated March 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

Date: April 4, 2006	By	/s/ Catherine P. Heaven
Catherine P. Heaven
Associate General Counsel